Exhibit 99.1

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2024		2023		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$21,383	100.0	$20,894	100.0	2.3
Cost of products sold	6,511	30.4	6,687	32.0	(2.6)
Gross Profit	14,872	69.6	14,207	68.0	4.7
Selling, marketing and administrative expenses	5,257	24.6	4,906	23.5	7.2
Research and development expense	3,542	16.6	3,455	16.6	2.5
In-process research and development impairments	—	—	49	0.2
Interest (income) expense, net	(209)	(1.0)	14	0.1
Other (income) expense, net	2,404	11.2	6,940	33.2
Restructuring	164	0.8	130	0.6
Earnings/(loss) before provision for taxes on income	3,714	17.4	(1,287)	(6.2)
Provision for/(Benefit from) taxes on income	459	2.2	(796)	(3.9)
Net earnings/(loss) from Continuing Operations	$3,255	15.2	$(491)	(2.3)
Net earnings from Discontinued Operations, net of tax	—		423
Net earnings/(loss)	$3,255		$(68)

Net earnings (loss) per share (Diluted/Basic) from Continuing Operations	$1.34		$(0.19)
Net earnings per share (Diluted) from Discontinued Operations	$—		$0.16

Average shares outstanding (Diluted/Basic)	2,430.1		2,605.5 *

Effective tax rate from Continuing Operations	12.4%		61.8%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$7,877	36.8	$7,536	36.1	4.5
Net earnings from Continuing Operations	$6,580	30.8	$6,340	30.3	3.8
Net earnings per share (Diluted) from Continuing Operations	$2.71		$2.41		12.4
Average shares outstanding (Diluted)	2,430.1		2,634.3
Effective tax rate from Continuing Operations	16.5%		15.9%

*Basic shares are used to calculate loss per share in the first quarter of 2023 as use of diluted shares when in a loss position would be anti-dilutive
(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		First Quarter
	(Dollars in Millions Except Per Share Data)	2024	2023
	Net Earnings/(Loss) from Continuing Operations, after tax- as reported	$3,255	$(491)

	Pre-tax Adjustments
	Litigation related	2,726	6,900
	Intangible Asset Amortization expense	1,078	1,122
	COVID-19 Vaccine related costs [1]	9	444
	Restructuring related [2]	171	130
	Medical Device Regulation [3]	51	64
	Acquisition, integration and divestiture related	148	42
	(Gains)/losses on securities	(20)	72
	IPR&D impairments	—	49

	Tax Adjustments
	Tax impact on special item adjustments [4]	(856)	(1,980)
	Tax legislation and other tax related	18	(12)
	Adjusted Net Earnings from Continuing Operations, after tax	$6,580	$6,340
	Average shares outstanding (Diluted)	2,430.1	2,634.3
	Adjusted net earnings per share from Continuing Operations (Diluted)	$2.71	$2.41
	Operational adjusted net earnings per share from Continuing Operations (Diluted)	$2.72

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $144 million in the fiscal first quarter of 2024 and $130 million in the fiscal first quarter of 2023 include the termination of partnered and non-partnered program costs and asset impairments.

	In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $27 million in the fiscal first quarter of 2024 primarily includes costs related to market and product exits.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which will be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
GAAP to Non-GAAP Reconciliation
$ in Millions

	First Quarter March 31, 2024 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Tax legislation and other tax related	First Quarter March 31, 2024 Non-GAAP
Cost of products sold	$6,511	(1,078)			(7)			(20)	(2)		5,404
Selling, marketing and admin expenses	5,257							(4)			5,253
Research and development expense	3,542					(18)		(27)	(7)		3,490
Other (Income) / Expense	2,404		(2,726)			(130)	20				(432)
Restructuring	164				(164)						—
Provision for taxes on income	459	148	627	—	39	38	(7)	9	2	(18)	1,297
Net Earnings from Continuing Operations	$3,255	930	2,099	—	132	110	(13)	42	7	18	6,580

	First Quarter April 2, 2023 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Tax legislation and other tax related	First Quarter April 2, 2023 Non-GAAP
Cost of products sold	$6,687	(1,118)						(23)	(206)		5,340
Selling, marketing and admin expenses	4,906							(7)			4,899
Research and development expense	3,455					(16)		(34)	(16)		3,389
Other (Income) / Expense	6,940	(4)	(6,900)			(26)	(72)		(222)		(284)
In-process research and development Impairments	49			(49)							—
Restructuring	130				(130)						—
Provision for/(Benefit from) taxes on income	(796)	177	1,622	11	32	5	16	12	105	12	1,196
Net Earnings/(Loss) from Continuing Operations	$(491)	945	5,278	38	98	37	56	52	339	(12)	6,340

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q1 YTD - Income Before Tax and Research & Development Expense by Segment
(Dollars in Millions)

	Innovative Medicine		MedTech		Unallocated		Worldwide Total
	2024	2023	2024	2023	2024	2023	2024	2023

Reported Income Before Tax by Segment from Continuing Operations	$4,969	4,402	1,520	1,409	(2,775)	(7,098)	3,714	(1,287)
% to Sales	36.6%	32.8%	19.4%	18.8%	(13.0)%	(34.0)%	17.4%	(6.2)%

Intangible asset amortization expense	698	739	380	383	—	—	1,078	1,122

In-process research and development Impairments	—	—	—	49	—	—	—	49

Litigation Related	—	—	—	—	2,726	6,900	2,726	6,900

Loss/(gain) on securities	(55)	38	22	34	13	—	(20)	72

Restructuring related	144	130	27	—	—	—	171	130

Acquisition, integration and divestiture related	47	—	61	42	40	—	148	42

Medical Device Regulation	—	—	51	64	—	—	51	64

COVID-19 Vaccine related costs	9	444	—	—	—	—	9	444

Adjusted Income Before Tax by Segment from Continuing Operations	$5,812	5,753	2,061	1,981	4	(198)	7,877	7,536
% to Sales	42.9%	42.9%	26.4%	26.5%	0.0%	(0.9)%	36.8%	36.1%

As Reported Research and development expense	$2,896	2,778	646	677			3,542	3,455
% to Sales	21.4%	20.7%	8.3%	9.1%			16.6%	16.6%